FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


                                 November 26, 2003
                                   Date of Report



                                LBO CAPITAL CORP.
                                -----------------
              (Exact Name of Registrant as specified in its charter)


Colorado                         33-19107                         38-2780733
---------------------------     -----------                 ----------------
(State or other                (Commission                  (I.R.S. Employer
jurisdiction of                 file number)           Identification Number)
incorporation or
organization)


32751 Middlebelt Rd., Suite B
Farmington Hills, Michigan                                        48334-1726
-------------------------------------                    --------------------
Address of Principal Executive Offices)                             (Zip Code)


     Registrant's telephone number, including area code: (248) 851-5651


                                    N/A
                       ---------------------------
           Former name or former address, if changed from last report

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ITEM 5:  Other Events

Effective December 4, 2003, the Board of Directors of LBO Capital Corp. (the "Registrant") adopted a resolution extending the exercise period of the Registrant's warrants issued to its directors from December 4, 2003 to December 4, 2004. The warrants were issued as follows:

                   Director                             Number of Shares
                -----------------------                  ---------------

                  Thomas W. Itin                            1,000,000


The warrants entitles its holder to purchase one share of the Registrant's $.0001 par value common stock for $.04 each share and can be exercised at any time prior to the extended expiration date of December 4, 2003.

The Registrant's Controller notified the Registrant's Stock Transfer Agent by fax as to the extensions.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 26, 2003
      -----------------

                                LBO CAPITAL CORP.
                           --------------------------


                                            By:  s/s  Thomas W. Itin
                                                 --------------------------
                                                 Thomas W. Itin, President